Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
April, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  5.33%
     April, 1997  3.94%
     March, 1997  6.29%
     February, 1997  5.77%



Cash Yield                                              17.11%


Investor Charge Offs                                    4.72%


Base Rate                                               8.44%


Over 35 Day Delinquency                                 4.77%


Seller's Interest                                       15.14%


Total Payment Rate                                      9.56%


Total Principal Balance                                $6,363,109,018.53


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $963,109,018.55